UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 28, 2025

Commission File Number 1-15202

W. R. BERKLEY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	22-1867895
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

475 Steamboat Road	Greenwich	Connecticut	06830
(Address of principal executive offices)			(Zip Code)

(203) 629-3000

(Registrant’s telephone number, including area code)

None

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.20 per share	WRB	New York Stock Exchange
5.700% Subordinated Debentures due 2058	WRB-PE	New York Stock Exchange
5.100% Subordinated Debentures due 2059	WRB-PF	New York Stock Exchange
4.250% Subordinated Debentures due 2060	WRB-PG	New York Stock Exchange
4.125% Subordinated Debentures due 2061	WRB-PH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

On March 28, 2025, W. R. Berkley Corporation (the “Company”) issued a press release confirming that WR Berkley & Others LLC (“Family Holdings”) has entered into a framework agreement (the “Framework Agreement”) with Mitsui Sumitomo Insurance Company, Limited (“MSI”) and agreed to enter into an amended and restated limited liability company agreement (the “LLC Agreement”) with MSI substantially in the form attached to the Framework Agreement. Family Holdings is an affiliate of William R. Berkley, the Company’s Executive Chairman, and W. Robert Berkley, the Company’s President and Chief Executive Officer. In connection with the transactions contemplated by the Framework Agreement, the Company entered into a letter agreement (the “Cooperation Agreement”) and confidentiality agreement (the “Confidentiality Agreement”) with MSI.

The Framework Agreement (including the form of LLC Agreement) is attached as Exhibit 10.1, the Cooperation Agreement is attached as Exhibit 10.2, and the Confidentiality Agreement is attached as Exhibit 10.3, and each are incorporated by reference. The Company’s press release dated March 28, 2025 is attached as Exhibit 99.1 and incorporated by reference. The foregoing description is qualified in its entirety by reference to such Exhibits.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Framework Agreement, dated as of March 28, 2025, by and between WR Berkley & Others LLC and Mitsui Sumitomo Insurance Company, Limited (including the form of Amended and Restated Limited Liability Company Agreement attached as Exhibit A).*

10.2	Letter Agreement, dated as of March 28, 2025, by and between W. R. Berkley Corporation and Mitsui Sumitomo Insurance Company, Limited.**

10.3	Confidentiality Agreement, dated as of March 28, 2025, by and between W. R. Berkley Corporation and Mitsui Sumitomo Insurance Company, Limited.

99.1	Press Release, issued March 28, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company hereby undertakes to furnish supplemental copies of any of the omitted schedules upon request by the SEC;
**

Exhibit has been separately filed as Exhibit 10.3 and omitted pursuant to Rule 601(a)(5) of Regulation S-K. The Company hereby undertakes to furnish a supplemental copy of the omitted exhibit upon request by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

W. R. BERKLEY CORPORATION

By:	/s/ Richard M. Baio
Name:	Richard M. Baio
Title:	Executive Vice President – Chief Financial Officer

Date: March 28, 2025